EXHIBIT 31.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Harold Hofer, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Rich Uncles Real Estate Investment Trust I; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 27, 2018	/s/ HAROLD HOFER
	Name:	Harold Hofer
	Title:	Chief Executive Officer
(Principal Executive Officer)